EXHIBIT 10.7
                                                             Bio-One Corporation
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               310 Waymont Court, Suite 100 o Lake Mary, FL 32746
                     o (407) 328-1611 o Fax (407) 328-1612

                    IRWIN NEWMAN CONSULTING AGREEMENT SUMMARY

OBJECTIVES

1)   RAISE CAPITAL
2)   BUILD REVENUES
3)   COUNSEL MANAGEMENT

COMPENSATION FORMULA

1)   RAISE CAPITAL
     A)   ROUND ONE (PRE-PUBLIC)
          o    10% ON THE CASH RAISED AND PAID IN CASH
          o    10% ON THE STOCK ISSUED AND PAID IN "144" STOCK
          o    THIS APPLIES TO ALL THOSE THAT CONSULTANT BRINGS IN
     B)   ROUND TWO (POST PUBLIC)
          o    7% ON THE FIRST $5 MILLION ON DIRECT CASH RAISED
          o    5% ON EVERYTHING ABOVE $5 MILLION ON DIRECT CASH RAISED
          o 20% OF THE FEE PAID TO THOSE INTRODUCED BY CONSULTANT WITH A CAP ON TOTAL FEES PAID OF 8.4% ON THE FIRST $5 MILLION AND 6% ON EVERYTHING ABOVE $5 MILLION
          o ALL FEES TO BE PAID IN "144" STOCK AND AT A 20% DISCOUNT FROM THE PREVIOUS 90 DAY DAILY TRADING AVERAGE

2)   BUILD REVENUES
     A) FOR EACH $10 MILLION IN ANNUAL REVENUES CONSULTANT WOULD RECEIVE 100,000 SHARES OF "144" STOCK

3)   COUNSEL MANAGEMENT
     A)   $1,500 PER DAY
     B)   AN "HONOR SYSTEM" OF ACCOUNTING FOR HOURS
     C) PAID QUARTERLY IN "144" STOCK AND AT A 20% DISCOUNT FROM THE PREVIOUS 90 DAY DAILY TRADING AVERAGE

NOTES: 1) This agreement is to cover the time span for the consultant to earn one million shares of "144" stock. Once that has been achieved, then the consultant and the Company would negotiate the future fee structure.
          2) Fees that have been accruing for services rendered since October, 2000 are to be included in this compensation formula.

Bio-One Corporation                           Consultant

/s/ Armand Dauplaise 1/17/01                  /s/Irwin Newman
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Armand Dauplaise, President                   Irwin Newman, Consultant